UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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AeroCentury Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02

AEROCENTURY CORP.
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 1, 2008

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of AeroCentury Corp. (the "Company"), which will be held at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California at 5:30 p.m. on May 1, 2008, for the following purposes:

1.           To elect two directors to the Board of Directors;
2.	To consider and vote upon a proposal to ratify the selection of BDO Seidman, LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008;
3.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation for the purpose of increasing the authorized number of shares of the Company’s Common Stock from 3,000,000 to 10,000,000; and

4.	To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 7, 2008 as the record date for determining those stockholders who will be entitled to vote at the 2008 Annual Meeting of Stockholders. The stock transfer books will not be closed between the record date and the date of the meeting.

A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented by proxy for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the 2008 Annual Meeting of Stockholders. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

If you plan to attend the meeting, please call the Company’s Investor Relations Department at (650) 340-1888, so that your name can be placed on the guest list at the Hiller Aviation Museum entrance.

Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Sincerely yours,

Neal D. Crispin
CHAIRMAN OF THE BOARD
March 24, 2008
Burlingame, California

PROXY STATEMENT
FOR
2008 ANNUAL MEETING OF STOCKHOLDERS
OF
AEROCENTURY CORP.
TO BE HELD ON MAY 1, 2008

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of AEROCENTURY CORP. (the "Company") of proxies to be voted at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting” or the “Annual Meeting”), which will be held at 5:30 p.m. on May 1, 2008, at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2008 Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about March 24, 2008. The Company's 2007 Annual Report was mailed to stockholders concurrently with this Proxy Statement. The 2007 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The close of business on March 7, 2008, was the record date for stockholders entitled to notice of and to vote at the 2008 Annual Meeting. As of that date, the Company had 1,543,257 shares of Common Stock, $0.001 par value (the "Common Stock"), issued and outstanding. The presence at the Annual Meeting of a majority of the issued and outstanding Common Stock, or 771,629 shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the 2008 Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.  Your proxy may be revoked at any time prior to the time it is voted.

If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record” and these proxy materials are being sent directly to you by the Company.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.  The Company has enclosed a proxy card for your use, which should be returned to the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held “in street name” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote those shares in person at the Annual Meeting.  Your broker or nominee has enclosed a voting instruction card for your use, which must be returned to your broker or nominee.

Shares of the Company's Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the 2008 Annual Meeting in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the director nominees as described herein under "Proposal 1: Election of Directors"; FOR ratification of the selection of BDO Seidman, LLP as independent registered public accounting firm as described herein under "Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm"; and FOR the amendment of the Certificate of Incorporation to increase the authorized number of shares of Common Stock to 10,000,000 as described under “Proposal 3: Increase in Authorized Number of Shares of Common Stock.” The Company does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.  Proxies will confer upon the proxy holders discretionary authority to vote upon matters that may properly be raised at the Annual Meeting, but which, as of the date hereof, are unknown to the Company.  In addition, the proxies confer upon the proxy holders the authority to adjourn or postpone the Annual Meeting in order to assure that all stockholders who wish to vote on the matters will be able to cast their votes and to act upon the matters incident to the conduct of the meeting.  Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the Annual Meeting.

Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstentions have the same effect as negative votes.  Broker non-votes are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have the same effect as votes in opposition to a specific proposal.  Broker non-votes are included in the tabulation of the voting results on issues requiring approval of a majority of the outstanding shares and, therefore, have the same effect as negative votes on such matters.  Neither abstentions nor broker non-votes are counted in the tabulation of the votes for election of directors.

Proposal 1.  The election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders of record entitled to vote at the election present in person or represented by proxy, and the two nominees receiving the greatest number of affirmative votes of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting will be elected, provided a quorum is present. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Proposal 2.  Ratification of the Company’s selection of independent registered public accounting firm will require the affirmative vote of a majority of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting, provided a quorum is present.  As a result, abstentions will have the same effect as votes against the proposal.  Broker non-votes will have no effect on the outcome of this vote.

Proposal 3.  Approval of the amendment to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation by 7,000,000, for a total of 10,000,000 shares, will require the affirmative vote of a majority of the outstanding shares.  As a result, abstentions and broker non-votes will have the same effect as votes against the proposal.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and Company employees for no additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders sharing the same household.  The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s Investor Relations Department at (650) 340-1888 or by mail to 1440 Chapin Avenue, Suite 310, Burlingame, California 94010, requesting such copies.  If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive only a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s Investor Relations Department to request mailing of a single copy of the proxy statement and annual report.

PROPOSAL 1
ELECTION OF DIRECTORS

Two of the Company’s six directors will be elected at the 2008 Annual Meeting. The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees for director listed below, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 2008 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The term of office of each person elected as a director at the Annual Meeting will continue until the 2011 Annual Meeting of Stockholders or until the director's resignation, removal or successor has been elected.

 Nominees To Board Of Directors

The following directors have terms expiring at the Company’s 2008 Annual Stockholder Meeting:

Mr. Roy E. Hahn, age 56.  Mr. Hahn is a member of the Audit Committee of the Board of Directors and has served on the Board since his appointment in 2007.  Mr. Hahn is currently Managing Director of Marbridge Group, LLC, an alternative investment management firm he founded in 2004.  Prior to his founding of Marbridge Group, Inc, he was Managing Director of Chenery Associates, an investment management firm.  From 1994 to 2003, Mr. Hahn was a tax partner at Coopers & Lybrand, and a Director of that firm from 1989 to 1993.  Prior to Coopers & Lybrand, he was a partner at Arthur Young & Co.  His educational background includes a Bachelor's Degree in Accounting from San Francisco State University.  Mr. Hahn, who is a certified public accountant, is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Ms. Toni M. Perazzo, age 61.  Ms. Perazzo is a member of the Executive Committee of the Board of Directors and has served on the Board since its inception in 1997.  She is the Company’s Chief Financial Officer, Treasurer, Senior Vice President-Finance and Secretary and has held these same positions with JetFleet Management Corp ("JMC"), the management company for AeroCentury Corp., since 1994, and CMA Consolidated, Inc. ("CMA"), an investment management firm which is no longer active, since 1990.  Since 2005, she has also been Senior Vice President-Finance at Structured Funding, Inc., an investment management firm.  Prior to joining CMA in 1990, she was Assistant Vice President for a savings and loan, controller of an oil and gas syndicator and a senior auditor with Arthur Young & Co., Certified Public Accountants.  Ms. Perazzo is the wife of Neal D. Crispin, a director and officer of JMC and the Company.  She received her Bachelor’s Degree from the University of California at Berkeley, and her Master’s Degree in Business Administration from the University of Southern California.  Ms. Perazzo, who is a certified public accountant, is a member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

PROPOSAL 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO Seidman, LLP served as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2007. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a proposal will be presented at the Annual Meeting to ratify the selection of BDO Seidman, LLP by the Board of Directors as independent registered public accounting firm to audit the accounts and records of the Company for the fiscal year ending December 31, 2008, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of BDO Seidman, LLP, the Board of Directors would reconsider such selection.

A representative of BDO Seidman, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION REGARDING AUDITORS

Audit and Audit-Related Fees.  BDO Seidman, LLP (the "Auditor") was engaged as the Company's auditor on October 10, 2006.  The aggregate fees accrued by the Company as payable to the Auditor for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2007, and for the reviews of the financial statements included in the Company's Forms 10-QSB during the 2007 fiscal year was $243,000.  The aggregate fees accrued by the Company as payable to the Auditor for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2006, and for the review of the third quarter financial statements included in the Company's Form 10-QSB during the 2006 fiscal year was $137,000.   The Company accrued $0 in fees payable to the Auditor for audit-related services during the fiscal years ended December 31, 2007 and 2006 and $0 in fees related to Sarbanes-Oxley internal controls compliance review for the fiscal year ended December 31, 2007 and 2006.

Prior to the Company's engagement of BDO Seidman, LLP, the Company's auditor was PricewaterhouseCoopers LLP (the "Former Auditor").  In 2007, the Company paid the Former Auditor $6,000 for a review of the Company’s Form 10-KSB filing for the fiscal year ended December 31, 2006.  In 2006, the Company paid the Former Auditor $48,000 for professional services rendered in connection with the review of the financial statements included in the Company's Forms 10-QSB during the period of engagement in 2006.  During 2007, no fees for audit-related services were paid to the Former Auditor; however, the Company paid $9,000 in fees to the Former Auditor for audit-related services during the fiscal year ended December 31, 2006.  No fees were paid to the Former Auditor related to Sarbanes-Oxley internal controls compliance review in either fiscal year ended December 31, 2007 and 2006.

Tax Fees.  The Company paid the Auditor $42,000 for tax-related services in the fiscal year ended December 31, 2007 and $0 for such services in the fiscal year ended December 31, 2006. In 2007, the Company paid the Former Auditor $1,200 for tax-related services, related to the fiscal year ended December 31, 2006.

All Other Fees.  No other fees were paid to the Auditor or Former Auditor in the fiscal years ended December 31, 2006 and 2007.

Audit Committee Approval.  The retainer agreements between the Company and the Auditors containing the terms and conditions and estimated fees to be paid to the Auditors for audit and tax return preparation services were pre-approved by the Audit Committee at the beginning of their respective engagements. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary.  One hundred percent of the audit-related fees and tax fees paid in the fiscal years ended December 31, 2006, and 2007 were pre-approved by the Audit Committee.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  None of the services rendered by the independent registered public accounting firm were rendered pursuant to the de minimis exception established by the Securities and Exchange Commission.

Audit Committee Charter.   A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix I.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, internal controls, audit process and process for monitoring compliance with laws and regulations.  The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Auditor.  The members of the Audit Committee are independent (as defined in Section 121(A) of the American Stock Exchange Company Guide).  The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's Auditor, BDO Seidman, LLP, is responsible for expressing an opinion on the fairness and conformity of the Company's audited financial statements to generally accepted accounting principles.  In this context, the Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

           2.           The Audit Committee has discussed with the Auditor the matters required to be discussed by SAS 114 (The Auditor’s Communication With Those Charged With Governance).

           3.           The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the Auditor its independence.

           4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

The Audit Committee held seven meetings during the fiscal year ended December 31, 2007.

Submitted by the Audit Committee of the Board of Directors:

Thomas W. Orr, Chair
Roy E. Hahn
Evan M. Wallach

PROPOSAL 3
INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Introduction.  The Company’s Certificate of Incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the issuance of 3,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, $.001 par value per share ("Preferred Stock"), of which 100,000 shares have been designated Series A Preferred Stock.  As of the Record Date, 1,543,257 shares of Common Stock are outstanding and no shares of Preferred Stock are outstanding. In addition, as of the Record Date, 171,473 shares of Common Stock are reserved for issuance upon exercise of Warrants issued in connection with the Company’s subordinated debt financing that occurred in April 2007 (the “Subordinated Lender Warrants”).  Therefore, the Company’s total Common Stock share requirement for outstanding shares plus reserved but unissued shares, as of the Record Date, is approximately 1,714,730 shares (the "Share Requirement").

Description of the Proposed Amendment.  On February 14, 2008, the Board unanimously approved an amendment to Article IV of the Certificate of Incorporation (the "Amendment"), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation by 7,000,000, for a total of 10,000,000 shares.

If the Amendment is approved by the stockholders, the number of shares of Common Stock available for issuance would increase by 7,000,000 shares. These additional shares would be available for issuance from time to time for such purposes and for such consideration as the Board may determine to be appropriate such as capital raising, mergers or acquisitions of other businesses, stock splits, or stock dividends. Except for those instances in which applicable law or stock exchange rules require stockholder approval, the Board could use such available shares without the stockholders’ prior consent. The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. If the proposal is not approved by the stockholders, no Amendment will be filed, and the increase in authorized shares would not occur.

Purposes of the Proposed Amendment

The primary purpose of the Amendment is to allow the Company to have available a sufficient number of shares of Common Stock to enable the Board of Directors to act expediently to take advantage of business opportunities such as capital raising, mergers, acquisitions or to make distributions to its stockholders in the form of stock dividends or stock splits.

As of the Record Date, the Certificate of Incorporation authorizes 3,000,000 shares of Common Stock and the Share Requirement is 1,714,730.  This leaves only 1,285,270 shares available for issuance.  After the amendment of the Certificate of Incorporation, there will be 8,285,270 shares available for issuance.

The Board believes that it is in the Company’s best interest to increase the number of authorized shares of Common Stock to 10,000,000 shares, to provide the Company additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense or delay of a special meeting of stockholders to approve an increase to the number of authorized shares at such time. Such business needs may include future stock dividends or splits, equity financings, mergers or acquisitions, and other proper corporate purposes identified by the Company’s Board in the future. Any future issuance of the Company’s Common Stock would remain subject to separate stockholder approval if required by Delaware law or the rules of any national securities exchange on which shares of the Company’s Common Stock are then listed.

Other than as permitted or required under the Subordinated Lender Warrants issued in connection with the subordinated debt financing, the Company has no immediate understandings, agreements or commitments to issue additional shares of Common Stock for any purposes.  If the proposal is approved, the Amendment would be filed immediately after the Stockholders’ Meeting, and would take effect upon filing.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve the proposed Amendment to the Company’s Certificate of Incorporation. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

 INFORMATION REGARDING THE COMPANY’S
DIRECTORS AND OFFICERS

Current Board Of Directors

The following directors have terms expiring at the Company’s 2008 Annual Stockholder Meeting:  Toni M. Perazzo and Roy E. Hahn.  They have been nominated for re-election to the Board of Directors.  For their biographical information, see “PROPOSAL 1: ELECTION OF DIRECTORS,” above.

The following directors have terms expiring at the Company’s 2010 Annual Stockholder Meeting:

Mr. Neal D. Crispin, age 62.  Mr. Crispin is Chairman of the Board and President of the Company.  He is a member of the Executive Committee of the Board and has served on the Board since its inception in 1997.  He has also serves as President and Chairman of the Board of JetFleet Management Corp. ("JMC"), the management company for AeroCentury Corp. since JMC’s founding in 1997.  Since 1983, he has been President and Chairman of CMA Consolidated, Inc. (“CMA”), an investment management firm that is no longer active, since 2005, President of Structured Funding, Inc., an investment management firm and since 2007, President of Passport Holding Corp., an investment services firm.  Prior to forming CMA in 1983, Mr. Crispin spent two years as Vice President-Finance of an oil and gas company.  Previously, Mr. Crispin was a manager with Arthur Young & Co., Certified Public Accountants.  Prior to joining Arthur Young & Co., Mr. Crispin served as a management consultant, specializing in financial consulting.  Mr. Crispin is the husband of Toni M. Perazzo, a Director and Officer of JMC and the Company.  He received a Bachelor’s Degree in Economics from the University of California at Santa Barbara and a Master’s Degree in Business Administration (specializing in Finance) from the University of California at Berkeley.  Mr. Crispin, a certified public accountant, is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

           Mr. Evan M. Wallach, age 53.  Mr. Wallach is a Managing Director at Guggenheim Capital Markets, LLC, a securities broker/dealer.  Prior to that he served as Managing Director, Fixed Income Institutional Sales, at Piper Jaffray LLC from 2001 to 2005 and as Vice President, Finance of C-S Aviation, an aviation consulting firm from 1998 to 2001.  Mr. Wallach is a member of the Audit Committee and has served on the Board since 1997.  From 1996 to 1998, he was President and Chief Executive Officer of Global Airfinance Corporation, an aviation consulting firm.  He has specialized in aircraft and airline financing for over twenty years, having held senior level positions with The CIT Group, Bankers Trust Company, Kendall Capital Partners, Drexel Burnham Lambert, and American Express Aircraft Leasing.  Mr. Wallach received a Bachelor’s Degree in Political Science from State University of New York at Stony Brook and a Master’s Degree in Business Administration from the University of Michigan.

The following directors have terms expiring at the Company’s 2009 Annual Stockholder Meeting:

Mr. Marc J. Anderson, age 71.  Mr. Anderson is a member of the Executive Committee of the Board and has served on the Board since its inception in 1997.  Mr. Anderson is the Company’s Chief Operating Officer and Senior Vice President.  He holds the same officer positions with JetFleet Management Corp. ("JMC").  Prior to joining JMC in 1994, Mr. Anderson was an aviation consultant for three years and prior to that spent seven years as Senior Vice President-Marketing for PLM International (“PLM”), a transportation equipment leasing company where he was responsible for the acquisition, modification, leasing and remarketing of all aircraft.  Prior to PLM, Mr. Anderson served as Director-Contracts for Fairchild Aircraft Corp.; Director of Aircraft Sales for Fairchild SAAB Joint Venture; and Vice President, Contracts for SHORTS Aircraft USA, Inc.  Prior to that, Mr. Anderson was employed with several airlines in various roles of increasing responsibility beginning in 1959.

Mr. Thomas W. Orr, age 74.  Mr. Orr has served on the Company’s Board of Directors since 1997, and was also, during that time, Chair of the Audit Committee of the Board of Directors.  Mr. Orr is currently a self-employed consultant on accounting matters.  From 1992 until 2002, he was a partner at the accounting firm of Bregante + Company LLP.  Prior to that, beginning in 1986, Mr. Orr was Vice President, Finance, at Scripps League Newspapers, Inc.  Beginning in 1958, Mr. Orr was in the audit department of Arthur Young & Co., Certified Public Accountants, where he retired as a partner in 1986.  Mr. Orr received his Bachelor’s Degree in Business Administration, with distinction (Accounting major), from the University of Minnesota.  He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and a former member of the California State Board of Accountancy.

Board Meetings and Committees

The Board of Directors of the Company held a total of eight meetings during the fiscal year ended December 31, 2007.   Each director attended every meeting of the Board and every meeting held by all committees of the Board on which the director served, with the exception of Mr. Orr who missed one meeting, and a former director, Mr. Hiniker, who missed one meeting.

The Company has an Audit Committee and an Executive Committee of the Board of Directors. The Audit Committee operates under a Charter approved by the Board of Directors.  The Audit Committee meets with the Company's financial management and its independent registered public accounting firm to review internal financial information, audit plans and results, and financial reporting procedures. This committee currently consists of Thomas W. Orr, Chair, Roy E. Hahn, and Evan M. Wallach.   The Board has determined that Mr. Orr, Mr. Hahn and Mr. Wallach are independent within the meaning of "independence" as set forth in the rules of the American Stock Exchange Company Guide.

The Board of Directors has determined that at least two members of the Audit Committee, Messrs. Orr and Hahn, are “financial experts” within the meaning of Item 401(e)(1) of Regulation S-B of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of Messrs. Orr and Hahn is also “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.   Mr. Orr is a self-employed accounting consultant and former partner of the accounting firms Bregante + Co. LLP and Arthur Young & Co., Certified Public Accountants.  Mr. Hahn is a founder of Marbridge Group LLC, an alternative investment management firm, and prior to that was a tax partner in the accounting firm of Cooper & Lybrand.  In the course of their respective careers, each of Mr. Orr and Mr. Hahn acquired (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

The Audit Committee held seven meetings during the fiscal year ended December 31, 2007, and has held two meetings during the fiscal year ending December 31, 2008 to date.

The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercises all other powers of the Board of Directors except for those which require action by all of the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law. The Executive Committee currently consists of three directors, Neal D. Crispin, Chairman, Toni M. Perazzo and Marc J. Anderson.

The Company does not have a formal Nominating Committee. The independent directors separately consider and make recommendations to the full Board of Directors regarding any candidate being considered to serve on the Board of Directors.  The full Board of Directors reviews potential candidates for the Board of Directors. While the Board of Directors does not have a specific policy for considering nominees recommended by stockholders, this does not mean that a recommendation would not be considered if received from a stockholder.  The Board has not yet considered a procedure for considering nominees recommended by stockholders in addition to the procedures already set forth in the Bylaws of the Company.  It believes that the current informal consideration process has been adequate in light of the historical absence of stockholder proposals.  In any event, there would be no difference between the manner in which the Board would evaluate a nominee for director whether recommended by a stockholder or recommended by a member of the Board or one of the Company’s executive officers.  The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.

In reviewing potential candidates for the Board, the Board of Directors considers the individual's experience in the Company's industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate's interest in the business of the Company, as well as numerous other subjective criteria.  Of greatest importance is the individual's integrity, willingness to actively participate and ability to bring to the Company his or her experience and knowledge in areas that are most beneficial to the Company.  The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

Since the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its officers.  As a result, the Company has no compensation committee.

Communication between Stockholders and Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors and does not believe such procedures are necessary at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board.

Director Attendance at Annual Meeting

It is the policy of the Company and Board of Directors that directors attend the Annual Meeting of Stockholders and be available for questions from the stockholders.  Two sitting directors nominated for election were in attendance at the 2007 Annual Meeting of Stockholders. It is anticipated that both directors nominated for election at the 2008 Annual Meeting also will be in attendance at that meeting.

Board Independence

If all of the nominees to the Board of Directors are elected, “independent directors,” as that term is used in the American Stock Exchange Company Guide, will constitute 50% of the entire Board of Directors of the Company, consisting of Messrs. Hahn, Orr and Wallach.

Involvement in Legal Proceedings

No director or associate of a director is involved in a material proceeding as a party adverse to the Company or any of its subsidiaries or with a material interest adverse to the Company or any of its subsidiaries.

Director Compensation

In 2008, non-employee members of the Board will be paid an annual fee of $20,000 and are reimbursed for all reasonable out-of-pocket costs incurred in connection with their attendance at such meetings. Non-employee members also receive $1,000 annually for each committee membership, and the audit committee chair receives an additional $3,000.  Board members who are officers of the Company do not receive any compensation for Board or committee membership.
The table below provides the compensation of the Company’s directors for the fiscal year ended December 31, 2007

FISCAL YEAR 2007 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)
Thomas G. Hiniker (1)	20,000	0	0	0	0	0
Thomas W. Orr	24,000	0	0	0	0	0
Evan M. Wallach	21,000	0	0	0	0	0
Roy E. Hahn (2)	5,250	0	0	0	0	0

(1)	Mr. Hiniker resigned effective November 19, 2007

(2)	Mr. Hahn joined the Board of Directors on October 26, 2007

(3)
Messrs. Anderson and Crispin and Ms. Perazzo are also officers of the Company and, therefore, did not receive any compensation for Board or committee membership.  Mr. Hiniker earned $20,000 as a non-employee member of the Board.  Mr. Orr earned $20,000 as a non-employee member of the Board, an additional $1,000 for his membership on the Audit Committee and an additional $3,000 for chairing the Audit Committee.  Mr. Wallach earned $20,000 as a non-employee member of the Board and an additional $1,000 for his membership on the Audit Committee.  Mr. Hahn earned $5,000 as a non-employee member of the Board and an additional $250 for his membership on the Audit Committee. Outside director fees were increased to the levels set forth in the preceding paragraph for the 2007 fiscal year.

Officers And Key Employees

For biographies of Neal D. Crispin, President & Chairman of the Board, Marc J. Anderson, Chief Operating Officer  & Senior Vice President, and Toni M. Perazzo, Chief Financial Officer, Treasurer, Senior Vice President - Finance, & Secretary, see “Board of Directors” above.

Listed below are the other officers of the Company who are also key officers and employees of JetFleet Management Corp. ("JMC"), the Company’s management company, and are responsible for the management of various aspects of the Company’s business:

Mr. Brian J. Ginna, Vice President, Corporate Development, age 39. Mr. Ginna is responsible for all corporate communications, investor relations and public relations of the Company and JMC.  Mr. Ginna joined the Company and JMC in 2001 and he is also Controller for CMA, which he joined in 1991 and where he has held various positions of increasing responsibility.  Mr. Ginna received a Bachelor’s Degree in Finance from Babson College.

Mr. Jack Humphreys, Vice President, Maintenance, age 60. Mr. Humphreys is responsible for portfolio aircraft maintenance and acts as a liaison with manufacturers and the technical departments of lessees.  Mr. Humphreys has over thirty-five years of experience in aviation and has been with the Company and JMC since July 2002.  He has held several positions in the industry in the areas of aviation maintenance management, quality assurance, aviation safety and training development. Before joining the Company, Mr. Humphreys was an Aviation Quality Control Manager for Raytheon-Range Systems Engineering-Raytheon Corporation from 1992 to 2002, where he was responsible for maintaining airworthiness for a fleet of airplanes and helicopters.  Mr. Humphreys holds a degree in Professional Aeronautics from Embry-Riddle Aeronautical University, a Bachelor’s Degree in Business Management from Columbia College, and an FAA Airframe and Powerplant certification.

Mr. Byron Hurey, Vice President, Aircraft Acquisitions, age 60.  Mr. Hurey is responsible for identifying, recommending and completing aircraft acquisition and lease opportunities.  Mr. Hurey joined the Company and JMC in February 2007.  From 2001 to 2007, Mr. Hurey was a self-employed consultant specializing in equipment leasing.  Mr. Hurey is a former naval aviator and has held significant marketing and sales positions in the aerospace and financial community over the past thirty years. Among his past responsibilities were positions at Gates Learjet, PLM International, ATEL Financial Corporation and Sansome Street Holdings.  Mr. Hurey is a graduate of Cornell University with a degree in Business Administration.

Mr. Harold M. Lyons, Vice President, Finance, age 49.  Mr. Lyons is responsible for overseeing tax accounting and tax analysis as well as Sarbanes-Oxley internal controls compliance review.  Mr. Lyons joined the Company and JMC in October 2003.  Mr. Lyons is also Senior Vice President of Structured Funding, Inc. (since 2005) and CMA, (since 1992).  Before joining CMA in 1992, Mr. Lyons was a Manager in the Tax Department of Coopers & Lybrand, Certified Public Accountants and, before that, Mr. Lyons was a Manager in the Tax Department of Arthur Young & Co., Certified Public Accountants.  He received a Bachelors Degree in Business Administration (specializing in Accounting and Applied Economics) and a Masters Degree in Business Administration (specializing in finance and management science) from the University of California, Berkeley. Mr. Lyons is a certified public accountant, and is a member of the American Institute of Certified Public Accountants (and a member of the Tax Section) and of the California Society of Public Accountants.

Mr. John S. Myers, Senior Vice President, age 62.  Mr. Myers is responsible for the administration of aircraft leases, marketing agreements and vendor agreements for the Company and JMC.  Mr. Myers joined the Company and JMC in March 2001.  From 1991 to 2001, Mr. Myers was Vice President of Raytheon Aircraft Credit Corporation, where he was responsible for the management of a $1.3 billion commuter airline portfolio, customer financing transactions, credit risk analysis, and structuring, negotiating, and documentation of aircraft financing transactions.  From 1976 until 1991, he was Senior Vice President and Chief Financial Officer of Air Midwest, Inc., a regional airline.  Mr. Myers received a Bachelor’s Degree in Business Administration from Wichita State University.

Mr. Glenn Roberts, Vice President, Controller, age 43.  Mr. Roberts is responsible for financial accounting and analysis.  Mr. Roberts joined JMC in 1994 and the Company in 1997.  He has been employed by affiliates of the Company for seventeen years in various capacities of increasing responsibility.

Mr. Christopher B. Tigno, General Counsel, age 46.  Mr. Tigno is responsible for all legal matters of the Company and JMC and its related companies, including supervision of outside counsel, documentation of aircraft asset acquisition transactions and corporate and securities matters.  He has also served as General Counsel of Structured Funding, Inc. since 2005 and of CMA since 1996.    He joined the Company in 1997 and joined JMC and CMA in 1996.   He was also Senior Counsel with the law firm of Wilson, Ryan & Campilongo from 1992 to 1996, and prior to that was associated with the law firm of Fenwick & West from 1988 to 1992 and the law firm of Morrison & Foerster from 1986 to 1988. Mr. Tigno received his Juris Doctor Degree from the University of California at Berkeley, Boalt Hall School of Law, and was admitted to the California Bar in 1986. He also holds a Bachelor's Degree in Chemical Engineering from Stanford University.

Mr. Steven H. Wallace, Vice President, Aircraft Remarketing, age 62.  Mr. Wallace is responsible for remarketing of the Company's portfolio of aircraft assets.  Prior to joining the Company and JMC in June 2002, Mr. Wallace was an aviation consultant from June 2000 to June 2002, and prior to that was Aviation Services Manager for Raytheon Aircraft Services from January 1995 to June 2000. Prior to his tenure at Raytheon Aircraft Services, Mr. Wallace served in the U.S. Army, where he attained the rank of Major.  Mr. Wallace graduated from Troy State University with a Bachelor's Degree in 1971, and received a Master’s Degree in Business Administration from Pepperdine University in 1975.

Employee Compensation

Since the Company receives management services from JMC, the Company has no employees and does not pay any compensation to its officers. The cash compensation received from JMC in 2007 by the executive officers of JMC was as follows (i) Mr. Crispin, President and Chairman, received $1, including bonuses; (ii) Marc J. Anderson, Senior Vice President & Chief Operating Officer, received $257,875, including bonuses; and (iii) Toni M. Perazzo, Senior Vice President, Finance, CFO, Treasurer and Secretary, received  $241,300, including bonuses.  The cash compensation expected to be received from JMC in 2008 by those same officers is as follows: (i) Mr. Crispin is expected to receive $1, including bonuses; (ii) Mr. Anderson is expected to receive $272,000, including bonuses; and  (iii) Ms. Perazzo is expected to receive $192,000, including bonuses.

Compensation Committee Interlocks And Insider Participation

Neal D. Crispin and Toni M. Perazzo are executive officers and directors of both the Company and JMC.  Marc J. Anderson is an executive officer and director of the Company and an executive officer of JMC.  As described above under “Employee Compensation,” the Company has no employees and does not pay any compensation to its executive officers. No executive officers of the Company currently serve on the compensation committee (or any other committee of the board of directors performing similar functions) of another entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 7, 2008, by: (i) each person or entity that is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director; and (iii) all directors and executive officers as a group.

Percentage of
Ownership of
  No.                                  Common
Name, Position, & Address                                                        of  Shares (1)                       Stock (2)

Neal D. Crispin                                                                                  337,00           21.84%
Chairman of the Board,
President and Principal
Stockholder (3)(4)

Toni M. Perazzo                                                                              337,005                           21.84%
Director, Senior Vice President - Finance,
Secretary and Principal
Stockholder (3)(5)

Marc J. Anderson                                                                                 4,600          *
Director, Senior Vice President
and Chief Operating Officer (3)

Thomas W. Orr                                                                                        1,700            *
Director (3)

Evan M. Wallach                                                                                       100            *
Director (3)

JetFleet Holding Corp.                                                                       198,067                                  12.83%
Principal Stockholder (6)

All directors and executive                                                                343,405                                  22.25%
 officers as a group (6 persons)
----------------------------------------------------
*  Less than 1%

Footnotes to Security Ownership:
(1)Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)           For purposes of calculating percentages, total outstanding shares consists of 1,543,257 shares of outstanding Common Stock, which excludes shares held by the Company as treasury stock.

(3)           The mailing address is c/o AeroCentury Corp., 1440 Chapin Avenue Suite 310, Burlingame, California 94010.

(4)           Includes 198,067 shares owned by JetFleet Holding Corp. of which Mr. Crispin is an officer, director and/or principal shareholder and 99,100 shares of a trust of which Mr. Crispin is a beneficial owner.

(5)           Includes 198,067 shares owned by JetFleet Holding Corp., of which Ms. Perazzo is an officer, director and/or principal shareholder and 99,100 shares of a trust of which Ms. Perazzo is a beneficial owner.

(6)           Consists of 109,767 shares owned directly and 88,300 shares owned by a wholly-owned subsidiary.

RELATED PARTY TRANSACTIONS

Management Agreement. JMC acts as the management company for the Company under the Management Agreement, dated December 31, 1997, as amended on February 3, 1998, between JMC and the Company.  The officers of the Company are also officers of JMC and two members of JMC’s Board of Directors are on the Board of Directors of the Company.

Under the Management Agreement, the Company pays a monthly management fee to JMC equal to 0.25% of the net book value of the Company’s assets as of the end of the month for which the fee is due.  In addition, JMC may receive an acquisition fee for locating assets for the Company, provided that the aggregate purchase price including chargeable acquisition costs and any acquisition fee does not exceed the fair market value of the asset based on appraisal, and a remarketing fee in connection with the sale or re-lease of the Company’s assets.  The management fees, acquisition fees and remarketing fees may not exceed the customary and usual fees that would be paid to an unaffiliated party for such services.  During 2007 and 2006, the Company recognized as expense $3,017,000 and $2,743,000, respectively, of management fees payable to JMC.   In connection with aircraft purchases during 2007 and 2006, the Company paid JMC a total of $1,068,000 and $198,000, respectively, in acquisition fees, which are included in the capitalized cost of the aircraft.  Remarketing fees accrued to JMC were $0 in 2007 and  $44,000 in 2006.

Office Space.  The Company maintains its principal office at the offices of JMC at 1440 Chapin Avenue, Suite 310, Burlingame, California, 94010, without reimbursement to JMC.

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2007 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Brought Before 2009 Annual Meeting of Stockholders (“2009 Annual Meeting”). For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  For the 2009 Annual Meeting, to be timely, notice of stockholder proposals must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company between January 6, 2009 and February 5, 2009.  A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials.  Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2009 Annual Meeting must be received by the Company not later than November 24, 2008 in order to be considered for inclusion in the Company's proxy materials for that meeting.

ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 is available without charge to each person solicited by this Proxy upon the written request of such person to Investor Relations, AeroCentury Corp., 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.

OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Neal D. Crispin, President
March 24, 2008
Burlingame, California

Appendix I

AEROCENTURY CORP.

AUDIT COMMITTEE
CHARTER
Revised October 2007

I.  ORGANIZATION

The Audit Committee shall be comprised of two or more directors, as determined by the Corporation's Board of Directors (the "Board").  The Audit Committee members shall be designated by the Board and shall serve at the discretion of the Board.

Each member of the Audit Committee shall be an independent director.  For purposes hereof, an "independent director" shall be one:

•
who accepts no consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Corporation, and

•	who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

Each member of the Audit Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the American Stock Exchange (the "AMEX") audit committee requirements.  At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual's possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

II.  STATEMENT OF POLICY

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation and to have the sole responsibility for the appointment, compensation, oversight and termination of the Corporation's independent auditors ("Auditors").  The Audit Committee shall further provide assistance and expertise to the full corporate board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the Auditors, and the financial management of the Corporation.  In addition, the Audit Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the AMEX audit committee requirements.

III.  POWERS

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.  The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties.  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Those tasks are the responsibility of management and the independent auditor.  The Board and the Committee are in place to represent the Corporation's stockholders.  Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

IV.  RESPONSIBILITIES

The Audit Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe.  All powers of the Committee are subject to the restrictions designated in the Corporation's Bylaws and applicable law.  In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

The Audit Committee's responsibilities shall be as follows:

1.	Review and reassess the adequacy of this Charter annually.

2.	With respect to the Corporation's Auditors:

a.
The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation's Auditors.  The Committee shall preapprove all auditing services (including the provision of comfort letters) and non-audit services provided by the Auditors to the Corporation, other than as may be allowed by applicable law.  The Committee may delegate to one or more designated Committee members the authority to grant preapprovals required by the foregoing sentence.  The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings.  The Auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Corporation's stockholders.

b.
Review the independence of the Auditors, including a review of management consulting services, and related fees, provided by the Auditors.  The Committee shall request that the Auditors at least annually provide a formal written statement delineating all relationships between the Auditors and the Corporation consistent with the AMEX audit committee requirements and request information from the Auditors and management to determine the presence or absence of a conflict of interest.  The Committee shall actively engage the Auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors.  The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Auditors.

3.
Review and discuss with management, before release, the audited financial statements and the Management's Discussion and Analysis proposed to be included in the Corporation's Annual Report on Form 10-KSB.  Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation's Annual Report on Form 10-KSB.

4.	In consultation with the Auditors and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

a.	The Corporation's annual financial statements and related notes.

b.	The Auditors' audit of the financial statements and their report thereon.

c.	The Auditors' reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the Auditors and management.

d.	Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the Auditors in their annual management letter.

5.	Periodically and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the Auditors and/or management, to consider and review the following:

a.	Any significant changes required in the Auditors' audit plan.

b.	Any difficulties or disputes with management encountered during the course of the audit.

c.	The adequacy of the Corporation's system of internal financial controls.

d.	The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Corporation's financial statements.

e.
Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation's financial statements or accounting policies.

f.	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

6.	Discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 114, as modified or supplemented.
7.	Obtain from the Auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

8.
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

9.	Prepare a report in the Corporation's proxy statement in accordance with SEC requirements.

10.
Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

11.	Review accounting and financial human resources and succession planning with the Corporation

12.	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

13.
Investigate any matter brought to its attention within the scope of its duties, with the power to retain separate outside counsel, solely representing and reporting to the Audit Committee, for this purpose if, in its judgment, that is appropriate.

V.  MEETINGS

Periodic meetings of the Audit Committee should be regularly scheduled, and should include at least the following meetings:

1.  Prior to the annual audit;

2.  After completion of the annual audit and before financial statements are issued;

3.  Before the annual meeting of shareholders, which would include the preparation of the Audit Committee's report to the entire Board.

Meetings should provide the opportunity not only to review the Corporation's quarterly and annual financial results but also perform a preliminary review of annual and quarterly financial reports of the Corporation, and review filings with the Securities and Exchange Commission.  The Audit Committee should set its own agenda and should be able to secure whatever information it may feel it needs to be well informed as to the issues before it.

Special meetings of the Committee may be called by any member of the Audit Committee or at the request of the Auditor.

VI.  MINUTES

Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board.  Any action of the Committee shall be subject to revision, modification or rescission by the Board.